UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  January 14, 2004



                          INTEGRAL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)




          Nevada                    0-28353                 98-0163519
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(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)           Identification No.)



          805 W. Orchard Dr., Suite 3, Bellingham, WA   98225
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     (Address  of  principal  executive  offices)                    (Zip Code)



Registrant's telephone number, including area code: (360) 752-1982
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          (Former name or former address, if changed since last report.)


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

     On January 14, 2003, the Registrant completed a private placement of its securities and raised $5,711,500 in gross proceeds. The transaction was completed pursuant to a Securities Purchase Agreement dated December 26, 2003, between the Registrant and Wellington Management Company, LLP, for a private offering of 57,115 units ("Units") of equity securities, each Unit consisting of 100 shares of common stock (the "Common Stock"), and one warrant (the "Warrant") convertible into 30 shares of Common Stock, at a purchase price of $100.00 per Unit. Wellington Management Company, LLP acted as an investment advisor on behalf of eleven institutional investors (identified on Schedule A of the Securities Purchase Agreement). By mutual agreement with the Investors, closing occurred on January 14, 2004.

     Each Warrant may be exercised in whole or in part at any time, and from time to time, during the period commencing on April 30, 2004 and expiring on December 31, 2009, and entitles the holder to receive shares of common stock for no additional consideration.

     Pursuant to the Securities Purchase Agreement, the Registrant agreed to file a registration statement to register the shares of common stock (including the share of common stock underlying the Warrants, for resale by the investors.

     Wells Fargo Securities, LLC, served as placement agent for the Registrant and is entitled to a fee of six percent of the gross proceeds raised from the offering.

     The transaction did not involve any public offering, and a restrictive legend was placed on each certificate evidencing the securities. The Registrant believes that the transaction was exempt from registration pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D.

     The Securities Purchase Agreement and a form of the Common Stock Warrant are included as exhibits to this current report and are incorporated herein by reference.

     On January 20, 2004, the Registrant issued a press release to announce the transaction. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1.


ITEM  7.  EXHIBITS

Exhibit No.    Description
-----------    -----------

10.16 Securities Purchase Agreement dated December 26, 2003, between the Registrant and Wellington Management Company, LLP. (Filed herewith.)

10.17 Form of Common Stock Purchase Warrant related to the offering of securities described in Exhibit 10.16. (Filed herewith.)

99.1           Press release dated January 20, 2004. (Filed herewith.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTEGRAL TECHNOLOGIES, INC.

                                               /s/ William S. Robinson
                                             By:________________________________
                                                William S. Robinson. CEO

Date:  January 28, 2004

                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

10.16 Securities Purchase Agreement dated December 26, 2003, between the Registrant and Wellington Management Company, LLP. (Filed herewith.)

10.17 Form of Common Stock Purchase Warrant related to the offering of securities described in Exhibit 10.16. (Filed herewith.)

99.1           Press release dated January 20, 2004. (Filed herewith.)



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